UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported) August 6, 2026

AMCON DISTRIBUTING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-15589	47-0702918
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7405 Irvington Road, Omaha NE 68122

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 402-331-3727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFO 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DIT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

ITEM 8.01	OTHER EVENTS.

On August 6, 2026, AMCON Distributing Company (“AMCON” or the “Company”) (NYSE American:DIT), received notification from NYSE Texas, Inc. (the “NYSE Texas”) that the NYSE Texas has authorized the Company for dual listing of its common stock on the NYSE Texas exchange. It is anticipated that the Company’s common stock will commence trading on the NYSE Texas exchange on Thursday, August 13, 2026.

Further, on August 12, 2026, the Company issued a press release announcing its official listing on the NYSE Texas exchange, effective Thursday, August 13, 2026.

AMCON will maintain its primary listing on the NYSE American Stock Exchange and trade with the same “DIT” ticker symbol on the NYSE Texas exchange.

A copy of this press release is attached hereto as Exhibit 99.1 and incorporated into this Item 8.01 by reference.

The foregoing disclosure is qualified in its entirety by the full text of the press release.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press release, dated August 12, 2026, issued by AMCON Distributing Company announcing dual listing on NYSE Texas exchange.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCON DISTRIBUTING COMPANY
(Registrant)

Date: August 12, 2026	/s/ Charles J. Schmaderer
	Name:	Charles J. Schmaderer
	Title:	Vice President, Chief Financial Officer and Secretary

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